LAZARD RETIREMENT SERIES, INC.

Lazard Retirement International Equity Select Portfolio

Supplement to Current Prospectus

The following replaces the table in "Summary Section—Lazard Retirement International Equity Select Portfolio—Fees and Expenses" in the Prospectus:

	Service Shares	Investor Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.65%	.65%
Distribution and Service (12b-1) Fees	.25%	None
Other Expenses*	.15%	.15%
Acquired Fund Fees and Expenses	.01%	.01%
Total Annual Portfolio Operating Expenses**	1.06%	.81%
*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**	Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses are 1.05% and .80% of the Portfolio’s Service Shares and Investor Shares, respectively.

The following replaces the table in "Summary Section—Lazard Retirement International Equity Select Portfolio—Example" in the Prospectus:

	1 Year	3 Years
Service Shares	$108	$337
Investor Shares	$83	$259

The following replaces any contrary information in the first table in "Fund Management—Investment Manager" in the Prospectus:

Name of Portfolio	Investment Management Fee Payable
Retirement International Equity Select Portfolio	.65%

The following replaces any contrary information in the second table in "Fund Management—Investment Manager" in the Prospectus:

Name of Portfolio	Service Shares	Investor Shares
Retirement International Equity Select Portfolio	1.15%	.90%

Dated: October 1, 2019